SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary proxy statement.
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                                345 PARK AVENUE,
                            NEW YORK, NEW YORK 10154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003

--------------------------------------------------------------------------------

To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154 for the following purposes:

     1. To elect four (4) Directors, three to serve for terms of three years and one to serve for a term of two years, and until their successors are elected and qualify.

     2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2003.

     3. To amend the Fund's investment policies to permit increased flexibility in the geographic distribution of the Fund's investments by increasing the Fund's ability to invest in Russian securities.

     4. To amend the Fund's investment policies to permit the Fund to concentrate its investments in particular industries under specified circumstances.

     5. To amend the Fund's investment policies to eliminate the per-issuer investment limit.

     6. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

         Only holders of record of Common Stock at the close of business on May 2, 2003 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

         If you have any questions or need additional information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                       By Order of the Board of Directors

                                       Robert R. Gambee
                                       Chief Operating Officer
                                       and Secretary

Dated: May 13, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY, SO THAT THE FUND DOES NOT INCUR ANY ADDITIONAL EXPENSES OF SOLICITATION OF PROXIES.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                                345 PARK AVENUE,
                            NEW YORK, NEW YORK 10154

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 24, 2003

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


         This Proxy Statement is furnished by the Board of Directors of The Central European Equity Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of four (4) directors of the Fund ("Directors") (Proposal 1), FOR the ratification of the appointment by the Board of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2), FOR the change of investment policies to allow greater investment in Russia (Proposal 3), FOR the change in concentration policy (Proposal 4), and FOR the elimination of the per-issuer investment limit (Proposal 5). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by submitting a subsequently executed proxy or by attendance at the Meeting and voting in person.

         The close of business on May 2, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 7,850,363 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of proxy will first be mailed to stockholders on or about May 13, 2003.

         A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class III expires at the 2003 Annual Meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Three Class III nominees and one Class II nominee are proposed in this Proxy Statement for election.

         Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

INFORMATION REGARDING DIRECTORS AND OFFICERS

         The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Ambassador Burt, who was elected to the Board on June 30, 2000, and Messrs. Langhammer and Voscherau, who were elected on May 9, 2003.

NOMINEES PROPOSED FOR ELECTION:

                                               CLASS III DIRECTORS
                         (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS                                  SHARES
                                                                         IN FUND                                  OF COMMON
                             TERM OF                                     COMPLEX(2)                                 STOCK
                            OFFICE AND                                 OVERSEEN BY                                BENEFICIALLY
    NAME,      POSITION(S)  LENGTH OF             PRINCIPAL            DIRECTOR OR    OTHER DIRECTORSHIPS HELD     OWNED AT
 ADDRESS(1) &     WITH         TIME             OCCUPATION(S)          NOMINEE FOR   BY DIRECTOR OR NOMINEE FOR     MAY 1,
     AGE          FUND        SERVED        DURING PAST FIVE YEARS       DIRECTOR             DIRECTOR              2003(3)
-----------------------------------------------------------------------------------------------------------------------------

                                            NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Fred H.        Director    Since 2003    Chief Executive Officer,           2        Director, The Germany          None.
Langhammer,                              The Estee Lauder Companies                  Fund, Inc. (since 2003).(5)
58(9)                                    Inc. (manufacturer and                      Director, Gillette
                                         marketer of cosmetics)                      Company.  Director,
                                         (since 2000), President                     Inditex, S.A (fashion
                                         (since 1995),  Chief                        manufacturer and
                                         Operating Officer                           retailer).  Director,
                                         (1985-1999), Managing                       Cosmetics, Toiletries and
                                         Director, operations in                     Fragrance Association.
                                         Germany (1982-1985),                        Director, German-American
                                         President, operations in                    Chamber of Commerce, Inc.
                                         Japan (1975-1982).                          Chairman, American
                                                                                     Institute for Contemporary
                                                                                     German Studies at Johns
                                                                                     Hopkins University.
                                                                                     Senior Fellow, Foreign
                                                                                     Policy Association.
                                                                                     Director, Japan Society.

                                               CLASS III DIRECTORS
                         (TERM WILL EXPIRE IN 2003; NOMINEES FOR TERM EXPIRING IN 2006)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS                                  SHARES
                                                                         IN FUND                                  OF COMMON
                             TERM OF                                     COMPLEX(2)                                 STOCK
                            OFFICE AND                                 OVERSEEN BY                                BENEFICIALLY
    NAME,      POSITION(S)  LENGTH OF             PRINCIPAL            DIRECTOR OR    OTHER DIRECTORSHIPS HELD     OWNED AT
 ADDRESS(1) &     WITH         TIME             OCCUPATION(S)          NOMINEE FOR   BY DIRECTOR OR NOMINEE FOR     MAY 1,
     AGE          FUND        SERVED        DURING PAST FIVE YEARS       DIRECTOR             DIRECTOR              2003(3)
-----------------------------------------------------------------------------------------------------------------------------
Werner         Director    Since 1990.   President and Chief                2        Director, The Germany          1,070
Walbrol, 65                              Executive Officer, The                      Fund, Inc. (since 1986).(5)
                                         German American Chamber of                  Director, TUV Rheinland of
                                         Commerce, Inc.  President                   North America, Inc.
                                         and Chief Executive                         (independent testing and
                                         Officer, The European                       assessment services).
                                         American Chamber of                         President and Director,
                                         Commerce, Inc.                              German-American
                                                                                     Partnership Program
                                                                                     (student exchange
                                                                                     programs).  Director, AXA
                                                                                     Nordstern Art Insurance
                                                                                     Corporation (fine art and
                                                                                     collectible insurer).
                                                                                     Member,  Advisory Board,
                                                                                     Abels & Grey.
-----------------------------------------------------------------------------------------------------------------------------

                                              INTERESTED DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------
Christian H.   Director    Since 1990.   Director (since 1999) and          3        Director, The Germany          1,100
Strenger, 59                             Managing Director                           Fund, Inc. (since 1986)
                                         (1991-1999) of DWS                          and The New Germany
                                         Investment GmbH (investment                 Fund, Inc. (since 1990).(5)
                                         management).                                Member, Supervisory Board,
                                                                                     Fraport AG (international
                                                                                     airport business).  Member,
                                                                                     Supervisory Board, Metro
                                                                                     AG (international trading
                                                                                     company).  Board member,
                                                                                     Incepta PLC (media and
                                                                                     advertising).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS II DIRECTOR
                                       (NOMINEE FOR TERM EXPIRING IN 2005)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS                                  SHARES
                                                                         IN FUND                                  OF COMMON
                             TERM OF                                     COMPLEX(2)                                 STOCK
                            OFFICE AND                                 OVERSEEN BY                                BENEFICIALLY
    NAME,      POSITION(S)  LENGTH OF             PRINCIPAL            DIRECTOR OR    OTHER DIRECTORSHIPS HELD     OWNED AT
 ADDRESS(1) &     WITH         TIME             OCCUPATION(S)          NOMINEE FOR   BY DIRECTOR OR NOMINEE FOR     MAY 1,
     AGE          FUND        SERVED        DURING PAST FIVE YEARS       DIRECTOR             DIRECTOR              2003(3)
-----------------------------------------------------------------------------------------------------------------------------

                                             NON-INTERESTED DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Eggert         Director    Since 2003    Vice Chairman, BASF                2        Director The Germany Fund      None.
Voscherau,(6)                            Aktiengesellschaft                          Inc. (since 2003).(5)
60                                       (chemicals) (since 2002).                   Member, Supervisory Boards
                                         Deputy Chairman, Ressort II                 of: Dresdner Bank
                                         (Europe Region)                             Lateinamerika AG,
                                         (Industrials) (1998-2002).                  Haftpflichtverband der
                                         Chairman and Chief                          Deutschen Industrie
                                         Executive Officer and                       V.a.G., Basell N.V. , BASF
                                         Executive Director, BASF                    Espanola S.A.,  BASF
                                         Corporation (chemicals)                     Schwarzheide GmbH.
                                         (United States)                             President, Cefic (European
                                         (1997-1998).  Executive                     Chemical Industry
                                         Director, BASF                              Council).  President,
                                         Aktiengesellschaft                          International Council of
                                         (1996-1997), Executive Vice                 Chemical Associations.
                                         President, BASF Corporation                 Board Member, BASF
                                         (United States) and                         Aktiengesellschaft.
                                         President, North American
                                         Consumer Products division
                                         (1991-1994). President, BASF
                                         Aktiengesellschaft (Germany)
                                         (1986-1991).
-----------------------------------------------------------------------------------------------------------------------------

DIRECTORS WHOSE TERM WILL CONTINUE:

                                                CLASS I DIRECTORS
                                           (TERM WILL EXPIRE IN 2004)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS                                  SHARES
                                                                         IN FUND                                  OF COMMON
                             TERM OF                                     COMPLEX(2)                                 STOCK
                            OFFICE AND                                 OVERSEEN BY                                BENEFICIALLY
    NAME,      POSITION(S)  LENGTH OF             PRINCIPAL            DIRECTOR OR    OTHER DIRECTORSHIPS HELD     OWNED AT
 ADDRESS(1) &     WITH         TIME             OCCUPATION(S)          NOMINEE FOR   BY DIRECTOR OR NOMINEE FOR     MAY 1,
     AGE          FUND        SERVED        DURING PAST FIVE YEARS       DIRECTOR             DIRECTOR              2003(3)
-----------------------------------------------------------------------------------------------------------------------------

                                            NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Ambassador     Director    Since 2000.   Chairman, Diligence LLC,           68       Director, The Germany           450
Richard R.                               formerly IEP Advisors, Inc.                 Fund, Inc., as well as
Burt, 56                                 (information collection,                    other funds in the Fund
                                         analysis, consulting and                    Complex as indicated.(5)
                                         intelligence) (since                        Board Member, IGT, Inc.
                                         1998).   Chairman of the                    (gaming technology) (since
                                         Board, Weirton Steel Corp.                  1995).  Board Member,
                                         (since 1996).  Partner,                     Hollinger International
                                         McKinsey & Company                          (printing and publishing)
                                         (1991-1994).  U.S.                          (since 1995). Board
                                         Ambassador to the Federal                   Member, HCL Technologies,
                                         Republic of Germany                         Inc. (information
                                         (1985-1989). Chairman, IEP                  technology and product
                                         Advisor, LLP (international                 engineering) (since 1999).
                                         consulting).                                Member, Textron
                                                                                     Corporation International
                                                                                     Advisory Council (aviation,
                                                                                     automotive, industrial
                                                                                     operations and finance)
                                                                                     (since 1996). Director,
                                                                                     UBS-Paine Webber family of
                                                                                     Mutual Funds.
-----------------------------------------------------------------------------------------------------------------------------
Edward C.      Director    Since 1990.   Consultant (since 1994).           2        Director, The Germany          1,484
Schmults, 72                             Senior Vice President -                     Fund, Inc. (since 1986).(5)
                                         External Affairs and                        Board Member, Green Point
                                         General Counsel, GTE                        Financial Corp. (since
                                         Corporation                                 1994).
                                         (telecommunications)
                                         (1984-1994); Deputy Attorney
                                         General of the U.S. Department
                                         of Justice (1981-1984);
-----------------------------------------------------------------------------------------------------------------------------

                                              INTERESTED DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------
Detlef         Director    Since 1990.   Partner of Sal. Oppenheim          2        Director, The Germany          None.
Bierbaum, 60                             Jr. & Cie KGaA (investment                  Fund, Inc. (since 1986).(5)
                                         management).                                Member, Supervisory Board,
                                                                                     ESCADA  Aktiengesellschaft
                                                                                     (women's apparel).  Member
                                                                                     of the Supervisory Board,
                                                                                     Tertia Handelsbeteiligungs-
                                                                                     gesellschaft mbH (electronic
                                                                                     retailor).  Member of
                                                                                     Supervisory Board, Douglas
                                                                                     AG (retailer).  Member of
                                                                                     Supervisory Board, LVM
                                                                                     Landwirtschaftlicher
                                                                                     Versicherungsverein
                                                                                     (insurance). Member of
                                                                                     Supervisory Board, Monega
                                                                                     KAG.  Member of
                                                                                     Supervisory Board, AXA
                                                                                     Investment Managers.
-----------------------------------------------------------------------------------------------------------------------------

                                               CLASS II DIRECTORS
                                             (TERM WILL EXPIRE 2005)
-----------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF
                                                                        PORTFOLIOS                                  SHARES
                                                                         IN FUND                                  OF COMMON
                             TERM OF                                    COMPLEX(2)                                  STOCK
                            OFFICE AND                                 OVERSEEN BY                                BENEFICIALLY
    NAME,      POSITION(S)  LENGTH OF             PRINCIPAL            DIRECTOR OR    OTHER DIRECTORSHIPS HELD     OWNED AT
 ADDRESS(1) &     WITH         TIME             OCCUPATION(S)          NOMINEE FOR   BY DIRECTOR OR NOMINEE FOR     MAY 1,
     AGE          FUND        SERVED        DURING PAST FIVE YEARS       DIRECTOR             DIRECTOR              2003(3)
-----------------------------------------------------------------------------------------------------------------------------

                                            NON-INTERESTED DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
Robert H.      Director    Since 1990.   President, Robert H.               69       Director, The Germany          2,539
Wadsworth, 63                            Wadsworth Associates, Inc.                  Fund, Inc. (since 1986)
                                         (mutual fund consulting)                    and The New Germany Fund,
                                         (since 1982).  President                    Inc. (since 1992) as well
                                         and Trustee, Trust for                      as other funds in the Fund
                                         Investment Managers                         Complex as indicated.(5)
                                         (1999-2002). President,
                                         Investment Company
                                         Administration, L.L.C.
                                         (1992-2001). President,
                                         Treasurer and Director, First
                                         Fund Distributors, Inc. (mutual
                                         fund distribution) (1990-2002).
                                         Vice President, Professionally
                                         Managed Portfolios (1991-2002).
                                         Vice President, Advisors Series
                                         Trust (registered investment
                                         companies) (1997-2002).
                                         President, Guinness Flight
                                         Investment Funds, Inc.
                                         (registered investment
                                         companies) (1994-1998).
-----------------------------------------------------------------------------------------------------------------------------

                                              INTERESTED DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------
John Bult, 66    Director    Since       Chairman, PaineWebber              3        Director, The Germany          3,351
                             1990.       International (since 1985).                 Fund, Inc. (since 1986)
                                                                                     and The New Germany Fund,
                                                                                     Inc. (since 1990).(5)
                                                                                     Director, The France
                                                                                     Growth Fund, Inc. (closed
                                                                                     end  fund). Director, The
                                                                                     Greater China Fund, Inc.
                                                                                     (closed end fund).
-----------------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS(7):

                                                                                                                   SHARES
                               TERM OF                                                                           OF COMMON
                              OFFICE AND                                                                           STOCK
                 POSITION(S)  LENGTH OF                                 PRINCIPAL                               BENEFICIALLY
 NAME, ADDRESS      WITH         TIME                                 OCCUPATION(S)                               OWNED AT
     & AGE          FUND        SERVED                           DURING PAST FIVE YEARS                         MAY 1, 2003(3)
-----------------------------------------------------------------------------------------------------------------------------
Richard T.       President   Year to       Trustee and/or President of each of the investment companies             1,250
Hale, 57         and Chief   year since    advised by Deutsche Asset Management, Inc. or its affiliates.
                 Executive   2001.         Managing Director, Deutsche Asset Management Americas.  Managing
                 Officer                   Director, Deutsche Bank Securities Inc., formerly Deutsche Banc
                                           Alex Brown Inc.  Director and President, Investment Company
                                           Capital Corp. (registered investment advisor).
-----------------------------------------------------------------------------------------------------------------------------
Hanspeter        Chief       Year to       President of Deutsche Bank Investment Management Inc.  Managing          4000
Ackermann,       Investment  year since    Director, Deutsche Bank Securities Inc.  Managing Director and
46(8)            Officer     1996.         Senior International Equity Portfolio Manager, Bankers Trust Co.
                                           CIO, The Germany Fund, Inc. and The New Germany Fund, Inc.
                                           President and Managing Partner, Eiger Asset Management
                                           (1993-1996), Managing Director and CIO, SBC Brinson, formerly SBC
                                           Portfolio Management International Inc. (institutional investment management) (1983-1993).
-----------------------------------------------------------------------------------------------------------------------------
Robert R.        Chief       Year to       Director (since 1992), First Vice President (1987-1991) and Vice          500
Gambee, 60(8)    Operating   year since    President (1978-1986) of Deutsche Bank Securities Inc.  Director
                 Officer     1990.         and Secretary, Deutsche Bank AG.  Director, Bankers Trust Co.
                 and                       Secretary, Flag Investors of Flag Investors Funds, Inc. and
                 Secretary                 Deutsche Bank Investment Management, Inc. (1997-2000).
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   SHARES
                               TERM OF                                                                           OF COMMON
                              OFFICE AND                                                                           STOCK
                 POSITION(S)  LENGTH OF                                 PRINCIPAL                               BENEFICIALLY
 NAME, ADDRESS      WITH         TIME                                 OCCUPATION(S)                               OWNED AT
     & AGE          FUND        SERVED                           DURING PAST FIVE YEARS                         MAY 1, 2003(3)
-----------------------------------------------------------------------------------------------------------------------------
Joseph Cheung,   Chief       Year to       Vice President (since 1996), Assistant Vice President (1994-1996)        None.
44               Financial   year since    and Associate (1991-1994) of Deutsche Bank Securities Inc.
                 Officer     1997.
                 and
                 Treasurer
-----------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise indicated, the address of all directors and officers is c/o Deutsche Bank Securities, Inc., 345 Park Avenue, New York, New York 10154.
2 Includes The Germany Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.
3 All Directors and Executive Officers as a group (13 persons) owned 15,744 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.
4 Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; and Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.
5 The Germany Fund, Inc. and the New Germany Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the BT Investment Funds, BT Advisor Funds, BT Pyramid Mutual Funds, BT Institutional Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, and Deutsche Asset Management VIT Trust. They also serve as Directors/Trustees of the Morgan Grenfell Investment Trust, Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Scudder Flag Investors Value Builder Funds, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., and Deutsche Bank Alex. Brown Cash Reserves Fund, Inc. They also serve as Directors/Trustees of RREEF Securities Trust, an open-end investment company, and RREEF Real Estate Fund, Inc., a closed-end investment company. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.
6 Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Mr. Voscherau's employer.
7 Each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.
8 Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.
9 In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. The loan, which is secured by collateral furnished by Mr. Langhammer, bears interest at 3-month LIBOR and is of indefinite duration. As of May 9, 2003, the full principal remained outstanding.

         The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                    DOLLAR RANGE OF EQUITY        FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY OF
 NAME OF DIRECTOR OR NOMINEE       SECURITIES IN THE FUND(1)                   INVESTMENT COMPANIES (1),(2)
------------------------------ ---------------------------------- ----------------------------------------------------
Detlef Bierbaum                              None.                                       None.
John Bult                              $10,001 - $50,000                          $50,001 - $100,000
Ambassador Richard R. Burt               $1 - $10,000                              $10,001 - $50,000
Fred H. Langhammer                           None.                                       None.
Edward C. Schmults                     $10,001 - $50,000                           $10,001 - $50,000
Christian H. Strenger                  $10,001 - $50,000                           $10,001 - $50,000
Eggert Voscherau                             None.                                       None.
Robert H. Wadsworth                    $10,001 - $50,000                          $50,001 - $100,000
Werner Walbrol                         $10,001 - $50,000                           $10,001 - $50,000
------------------------------ ---------------------------------- ----------------------------------------------------

(1)  Valuation date is May 2, 2003.

(2)  The Family of Investment  Companies  consists of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc.,
     which are closed-end  funds and share the same investment  adviser and manager and hold themselves out as related companies.

         The Board of Directors presently has an audit committee (the "Audit Committee") composed of Messrs. Burt, Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended October 31, 2002. In addition, the Board has an advisory committee (the "Advisory Committee") composed of Messrs. Burt, Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year. The Board also has an executive committee (the "Executive Committee") and a nominating committee (the "Nominating Committee"). During the past fiscal year, the Nominating Committee met once and the Executive Committee did not meet. The members of the Executive Committee are Messrs. Burt, Schmults, Strenger, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board, subject to any limitations under applicable state law. The members of the Nominating Committee are Messrs. Burt, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws. All members on each of the four committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee).

         During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

         The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended October 31, 2002, and (b) the total compensation from the Fund Complex that includes the Fund for its fiscal year ended October 31, 2002, and such other funds for the year ended December 31, 2002, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                            Aggregate Compensation       Total Compensation
   Name of Director                From Fund             From Fund Complex
  ------------------          -------------------        ------------------
Richard R. Burt                    $13,500                    $153,000
Edward C. Schmults                  12,000                      26,250
Robert H. Wadsworth                  9,750                     156,000
Werner Walbrol                      14,250                      29,250
                Total              $49,500                    $364,500


         No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.



             PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
                                  ACCOUNTANTS

         The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending October 31, 2003. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have ratified the appointment of PwC as the Fund's independent accountants for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountants for the Fund since inception.

         Neither our charter nor bylaws requires that the stockholders ratify the appointment of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the appointment is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

         REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending October 31, 2003. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

AUDIT FEES

         The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended October 31, 2002 were $55,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PwC did not render any information technology services to the Fund during the fiscal year ended October 31, 2002.

ALL OTHER FEES

         The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2002, were $12,000. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended October 31, 2002 were $5,145,790. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended October 31, 2002 were approximately $6,574,025.

                             AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board (i) in its oversight of the Fund's accounting and financial reporting principles and related controls, (ii) in its oversight of the Fund's financial statements and the independent audit thereof, (iii) in selecting, evaluating and replacing (if appropriate) the outside accountants and (iv) in evaluating the independence of the outside accountants. The Board of Directors has determined that all members of the Audit Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this Proxy Statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the independent accountants' independence.

         The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2002.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Robert H. Wadsworth
Werner Walbrol

        PROPOSAL 3: TO APPROVE CHANGES TO THE FUND'S INVESTMENT POLICIES
                    TO PERMIT EXPANDED INVESTMENT IN RUSSIA

SUMMARY OF PROPOSAL

         The Board of Directors of the Fund has considered and approved, subject to stockholder approval, a change to the Fund's fundamental investment policies intended to permit increased flexibility in the Fund's investments in Central Europe and Russia. Currently, the Fund has a fundamental policy requiring that it invest at least 65% of the Fund's total assets in Central Europe (which does not include Russia), and a non-fundamental policy to invest at least 80% of its net assets in Central Europe, and up to 20% of its net assets in other European countries or in Russia. If approved by stockholders, the changes would establish a fundamental policy to invest at least 80% of the Fund's net assets in Central Europe and Russia (versus the current policy requiring at least 80% in Central Europe). In addition, the Board of Directors of the Fund has adopted a non-fundamental policy that, for the time being, the Fund will not invest more than 35% of its total assets in Russia (versus the current limitation of 20% in Russia). If Proposal 3 is approved, the Fund's name will be changed to "The Central Europe and Russia Fund, Inc."

         This proposal is not conditioned on stockholder approval of the revised concentration policy (Proposal 4) or eliminating the 15% per-issuer limit (Proposal 5). If Proposal 4 is not approved, the Fund's practical ability to invest in Russia to the full extent of the authority sought in this proposal will be limited because of the greater industry concentration in the Russian market.

CURRENT INVESTMENT OBJECTIVE AND POLICIES AND REASONS FOR PROPOSED CHANGES

         Since 1997, the Fund's investment objective has been to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe. The Fund also invests in Russia.

         As background, in 1997, stockholders had approved an amendment to the Fund's fundamental investment objectives and policies to eliminate the required focus on investing in Germany and Austria and to permit the Fund to invest without restriction in Eastern Europe. The Fund's fundamental investment policies were amended at that time to require at least 65% of the Fund's total assets in Central Europe, which was redefined to include Eastern Europe, plus Switzerland, Moldova, Montenegro and Serbia, but excluding Russia. A non-fundamental policy was also added to invest at least 80% of its net assets in Central Europe. Up to a 20% investment in other European countries or in Russia was also authorized.

         The effect of the changes described above has been to allow the Fund additional flexibility to take advantage of developments in the securities markets in Central Europe. As discussed in the next section, the Fund wants to continue to invest in companies domiciled in Central Europe and wants greater flexibility to take advantage of the opportunities available in the Russian securities markets.

PROPOSED INVESTMENT POLICIES

         Expanded Investment in Russia. Deutsche Bank Securities, Inc., the Fund's Manager ("DSBI" or the "Manager"), and Deutsche Asset Management International GmbH, the Fund's investment adviser ("DeAM" or the "Investment Adviser") have recommended, and the Directors have approved and authorized for submission to stockholders, that the Fund's investment policies be changed as described above under "Summary of Proposal." The Fund's investment objective, policies and restrictions, after giving effect to these changes and those in Proposals 4 and 5, are set forth in Exhibit B to this Proxy Statement and hereinafter referred to as the "Revised Investment Policies."

         The Revised Investment Policies will not change the Fund's fundamental policy of investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe, as well as Russia. However, the policy that the Fund invest at least 80% of its net assets in securities of Central European issuers will be changed to require, instead, that the Fund invest at least 80% of its net assets in securities of Central European or Russian issuers. Adoption by the stockholders of the new fundamental policy would allow the Fund to increase its investments in Russian issuers. At April 29, 2003, about 81.3% of the Fund's total assets were invested in equity and equity-linked securities of Central European issuers and 16.1% in Russian issuers. The Fund believes that developments in the securities markets in Central Europe and Russia warrant additional flexibility in the Fund's investment policies. In this respect, subject to stockholder approval of this Proposal 3, the Board of Directors has also adopted a non-fundamental policy, changeable without stockholder approval, that for the time being not more than 35% of its total assets be invested in Russia.

         There are various risks associated with investing in emerging nations, such as Russia, as described more fully below under "--Risk Factors Relating to Investing in Russia." The Board also recognizes that due to the liberalization of Russia's economy, improvement in corporate governance and the reform of Russia's institutions and taxation system, there are an increasing number of investment opportunities in Russia. The Board believes the following factors favor greater investment in Russia:

     o The market capitalization of the Russian market is much larger than that of the Central European market, and the Manager and Investment Adviser believe that that this trend will continue.

     o More investment experience suggest that, although risks are still prevalent, those risks tend to be reflected in market prices and are more acceptable than in the past in light of the Russian government's continued efforts to improve corporate governance and reform its institutions and taxation system, and the Manager and Investment Adviser expect this process to continue.

     o As the Russian economy continues to make the transition from a socialist to a market economy, the Manager and Investment Adviser believe that investment in Russia's equity capital markets becomes more attractive.
          o The Russian economy is expected to grow faster than the Western European economies over the next several years.
          o Foreign direct investment has increased, reflecting greater institutional confidence in the Russian economy.
          o Russian consumer demand is expected to continue to increase given Russia's large size and population.

     o Russia's international relations with Western Europe and other market-oriented regions has improved, and the Manager and Investment Adviser believe this is a favorable trend.

         Name Change. Rules of the SEC require that a fund's name and investment policies correspond. If stockholders approve Proposal 3, the Fund must also change its name. Accordingly, the Board of Directors will change the Fund's name to "The Central Europe and Russia Fund, Inc." The name change will be made only if stockholders approve Proposal 3. The Fund's New York Stock Exchange ticker symbol will remain "CEE."

RISKS FACTORS RELATING TO INVESTMENT IN RUSSIA

         Stockholders and potential investors should note that there are significant risks inherent in Russian securities that are not typically
associated   with  investing  in  securities  of  companies  in  more  developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, inconsistency and underdevelopment of its tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies. The Fund's Central European investments share some of these risks, but investments in Russia should be considered to have greater risks.

         Economic, Political and Social Risks. Since the break-up of the USSR at the end of 1991, Russia has undergone substantial and, at times, turbulent economic disruption and political and social upheaval. Russia continues to make the transition from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make the transition, remains uncertain. Since 1991, Russia has been affected by declines in gross domestic product (GDP), hyperinflation, an unstable currency and high government indebtedness relative to GDP. The Russian economy also suffers from the lack of an effective banking system and a significant proportion of commercial transactions are settled in kind or by the use of promissory notes. The Russian economy is also plagued by a deteriorating infrastructure due to poor funding and maintenance, and potential inflationary pressures and currency devaluation as a result of insufficient funding on its debts. Russia's role and its reintegration into the global political economy are also unsettled. Moreover, internal regional conflicts continue to exist, which highlight the political tension between the central government in Moscow and certain regions within the Russian Federation. At times, the Russian governments also engages in expropriation, nationalism and confiscation of assets.

         The Russian economy relies heavily on the production and export of oil, and is subject to the oil analysis industry risks described in "Risk Factors Relating to Investment in Particular Industries - Petroleum Refining and Crude Petroleum and Natural Gas." Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of recent U.S. legal and military action against Iraq, it is even more difficult to predict future oil price movements with any certainty and fluctuations in pricing may increase substantially.

         Market and Regulatory Risks. There is still no centralized public market for trading Russian securities, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. The Russian securities market is still developing and is regulated by several different authorities that are often in competition with each other, resulting in contradictory regulations, at times. Corporate governance standards for Russian companies have also proven to be poor and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfer and transfer-pricing practices, while stockholders of Russian securities also lack many of the protections available to stockholders of Western issuers. In addition, businesses and parts of the Russian economic system also continue to suffer from very high crime levels, including extortion and fraud. Moreover, accounting, financial and auditing reporting by Russian companies is also generally of less quality and less reliable compared with Western companies.

         Investment and Exchange Rate Risks. Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably in a manner far more volatile than in developed market economies. The Fund may also experience difficulty transferring income received in investments in Russian issuers, such as profits, dividends and interest payments abroad. The Fund's assets will be invested in securities denominated in Russian Roubles, which are not externally convertible into other currencies outside of Russia. The value of the assets of the Fund and its income, on the other hand, will be measured in U.S. dollars, and may therefore be affected by fluctuations in currency rates as well as exchange control regulations.

         Taxation and Legal Systems. Russia's taxation system is frequently subject to change and enforcement is inconsistent at federal, regional and local levels. Decision-making and enforcement under Russia's legal system also lack any consistency as a result of the volume of new legislation and political instability.

RECOMMENDATION OF THE BOARD OF  DIRECTORS

         The Manager and the Investment Adviser have advised the Board of Directors that while the policy of focusing on Central European issuers continues in their view to be sound, they believe additional investment flexibility in the geographic distribution of the Fund's investments would be desirable, in particular, by authorizing the Fund to increase the level of investment in securities of Russian issuers.

         Accordingly, the Board of Directors has approved, subject to approval by stockholders, the change in the Fund's fundamental geographic investment policy described above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

         REQUIRED VOTE. Approval of a majority of the Fund's outstanding voting securities, which is the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. For purposes of Proposal 3, abstentions and broker non-votes will have the same effect as votes against the proposal.

        PROPOSAL 4: TO APPROVE CHANGES TO THE FUND'S INVESTMENT POLICIES
                        TO PERMIT INDUSTRY CONCENTRATION

SUMMARY OF PROPOSAL

         The Board of Directors has considered and approved, subject to stockholder approval, an amendment to the Fund's policy on concentration. Currently, it is the policy of the Fund not to invest 25% or more of its total assets in a particular industry. If approved by stockholders, the concentration policy of the Fund would be changed to allow the Fund to invest up to 35% of its total assets in the securities of any one industry if, at the time of investment, that industry represents 20% or more of the underlying Benchmark Index, which is established by an independent third party. In addition, subject to the SEC considerations discussed below, if any industry surpasses 35% of the underlying Benchmark Index, the Fund may exceed the 35% limit and invest up to 5% above the weight of the industry of the underlying Benchmark Index at the time the Fund makes its investment, with an absolute maximum investment in any particular industry of 50% of the Fund's total assets. The Fund will invest primarily in stocks that are components in the Benchmark Index, although their weightings in the Fund's portfolio may vary from the index.

         This proposal is not conditioned on stockholder approval of the expanded ability to invest in Russia (Proposal 3) or eliminating the 15% per-issuer limit (Proposal 5).

CURRENT CONCENTRATION POLICY AND REASONS FOR PROPOSED CHANGES

         The Fund currently has a policy of not concentrating investments in any one industry - in other words, of not investing 25% or more of its total assets in any one industry. However, in some of the countries in which the Fund invests, a few industries represent close to or more than 25% of the market capitalization. The Fund wants the flexibility to position the Fund's portfolio by reference to the relative weightings of the industries within a Benchmark Index. The Fund is not an index fund which seeks to replicate the composition of a Benchmark Index. However, if the Fund cannot, when the Manager and Investment Adviser deem advisable, at least match or "overweight" industries in a Benchmark Index, its inability to concentrate in leading sectors may negatively impact the Fund's performance.

PROPOSED INVESTMENT POLICIES

         The Revised Investment Policies would be changed to allow the Fund to concentrate investments in particular industries. If approved by stockholders, the concentration policy of the Fund would be changed to allow the Fund to invest up to 35% of its total assets in the securities of any one industry if, at the time of investment, that industry represents 20% or more of the underlying Benchmark Index. In addition, subject to the SEC considerations discussed below, if any industry surpasses 35% of the underlying Benchmark Index, the Fund may exceed the 35% limit and invest up to 5% above the weight of the industry of the underlying Benchmark Index at the time the Fund makes its investment, with an absolute maximum investment in any particular industry of 50% of the Fund's total assets. As a related change, the Fund would also adopt a fundamental policy to invest primarily in stocks that are components of the Benchmark Index (as then determined by the Board of Directors, as discussed below).

         Such a concentration policy, if adopted, would give the Manager and Investment Adviser the flexibility to position the Fund's portfolio by reference to the relative weightings of the industries within the Benchmark Index. While it should be recognized that concentration in one or more industries can expose the Fund to greater risk should those industries under-perform, the Manager and Investment Adviser are of the view that it is important to have the flexibility to concentrate in the industries exceeding 20% of the Benchmark Index.

         Description of the Benchmark Index. The Benchmark Index is a blended index comprised of a Central European index and a Russian index. These components of the Benchmark Index include various sub-indices, such as national commercial banks, petroleum refining, crude petroleum and natural gas and telephone communications (except radiotelephone), all of which are constructed to be representative of particular industries. The relative weightings of the Central European and Russia indices in the Benchmark Index will be determined by the Board. Initially, the Board has determined the Benchmark Index will be 65% of the Central European index and 35% of the Russian index. These relative weightings are not fundamental and may be changed by the Board without a stockholder vote, but may be changed not more than once a year and will not be changed until resolution of the SEC considerations described below. However, the Benchmark Index is used only to determine industry investment limits and the universe of stocks in which the Fund may invest; not geographic limits. The Fund's actual investments in Central Europe and Russia may be in any proportion, which may be higher or lower than the 65-35 blend or other blend used in the Benchmark Index.

         The Central European and Russian indices comprising the Benchmark Index will be widely recognized indices established by an independent third party and will be determined from time to time by the Board of Directors. Initially, the Board has selected the CECE index as the Central European index and the RTX index as the Russian index. That selection will not be changed until resolution of the SEC considerations described below. The CECE index is a capitalization weighted index of 28 stocks consisting of all shares included within the Austrian Futures and Options Exchange (Osterreichische Termin-und Optionenborse or "OTOB") index family, and is calculated in U.S. Dollars. The indices included within the OTOB index family include the Hungarian Traded index, the Polish Traded index and the Czech Traded index. At April 29, 2003, two stocks had CECE index weightings exceeding 10% (12.3% and 10.8%) and eight stocks had weightings of 5-10%. The RTX index is a capitalization weighted index consisting of eight stocks considered by the index sponsor to be Russian blue chip stocks, and is calculated by the OTOB. The index is calculated in U.S. Dollars. Two industries, the petroleum refining industry and the crude petroleum and natural gas industry, dominate the RTX index, with five of the index's eight stocks (having index weightings of 25.3%, 24.6%, 24.6%, 9.9% and 8.1%) being in one of these industries and with the two industries totaling 92.5% of the index at April 29, 2003. A recently announced merger of the company representing the largest component would increase its relative weightings further. Both the CECE index and the RTX index are managed by the Vienna Stock Exchange (Wiener Borse AG).

         The Fund has recognized that industries such as national commercial banks, petroleum refining and crude petroleum and natural gas have each represented close to or more than 20% of the Benchmark Index at different points in time. Based on the initial Benchmark Index consisting of 65% of the CECE index (Central Europe) and 35% of the RTX index (Russia), at April 29, 2003, national commercial banks represented 24.2%, petroleum refining represented 20.1%, crude petroleum and natural gas represented 18.5% and telephone communications (except radiotelephone) represented 12.1%.

         SEC Considerations. Concentrating in particular industries may expose the Fund to greater investment risk. Those risks are described below under "--Risk Factors Relating to Investment in Particular Industries." The Staff of the Division of Investment Management of the SEC takes the view that statements of concentration policy pursuant to which a fund reserves the right to concentrate in particular industries "without limitation if deemed advisable and in the best interest of the stockholders" fail to comply with Section 8(b)(1) of the 1940 Act. The Manager and Investment Adviser agree that a concentration policy that has no objective parameters can be viewed as the equivalent of no policy and thus not in compliance with Section 8(b)(1) of the 1940 Act. However, it is the Manager's and Investment Adviser's position that limiting the Fund's freedom to concentrate as proposed - that is, only in industries that represent at least 20% of the Benchmark Index and then only up to the greater of 35% of its total assets or 5% above the weight of the industry in the Benchmark Index at the time the Fund makes its investment with an absolute maximum investment in any particular industry of 50% of the Fund's total assets - articulates a policy on concentration that can be meaningfully evaluated by stockholders in determining whether to approve the policy and in determining to invest in the Fund. The SEC staff has informed the Fund that the staff has not yet taken a position whether a policy permitting concentration in an industry above 35% of total assets under the conditions described above is permissible under the 1940 Act. Until such time as the SEC staff informs the Fund that the policy is permitted, or that the SEC staff does not object to the policy, the Fund will limit its investments in the securities of any one industry to 35% of total assets. Similarly, until such time as the SEC staff informs the Fund that it will permit, or does not object to, the policy permitting the Board to change the relative weightings of the Central Europe and Russia components of the Benchmark Index and to change the indices used for Central Europe and Russia, no such change will be made. The SEC staff has given no indication whether or how it will respond to the Fund's requests.

RISK FACTORS RELATING TO INVESTMENT IN PARTICULAR INDUSTRIES

         Concentrating in a particular industry or industries brings with it additional risks because the Fund's exposure to those industries would increase. There are risks associated with general stock market volatility, in which stock markets can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments that may affect a particular industry. Moreover, different parts of the market can react differently to these developments. In addition, foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

         Under the Fund's proposed concentration policy, it would be permitted to invest 25% or more of its total assets in a single industry when that industry exceeds 20% of the intended Benchmark Index. As previously noted, at April 29, 2003, two industries represented 20% or more of the Benchmark Index: national commercial banks (24.2%) and petroleum refining (20.1%), while crude petroleum and natural gas (18.5%) and telephone communications (except radiotelephone) (12.1%) represented the largest under 20% industries in the Benchmark Index.

         Petroleum Refining and Crude Petroleum and Natural Gas. Oil and gas companies can be significantly affected by the supply of and demand for energy fuels generally as well as the supply of and demand for oil and gas in particular, the general condition of industries that serve oil and gas companies, price fluctuations in energy and oil and gas prices, exploration and production spending, energy conservation, the success of exploration projects, government regulation, including taxation, world events, events involving nature, other events involving international politics, increased competition, social views, environmental concerns and economic conditions. Natural gas companies, moreover, are subject to changes in price and supply of both conventional and alternative energy sources.

         National Commercial Banks. General economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates. In addition, financial services companies are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees that they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

         Telephone Communications (Except Radiotelephone). The telecommunications industry, particularly telephone operating companies, is subject to government regulation of rates of return and services that may be offered and can be significantly affected by intense competition. Many telecommunications companies fiercely compete for market share. The telecommunication business also requires major capital expenditures on technology infrastructure and the risk of rapid technological change can make the business less competitive, assets obsolete and impair the value of investments.

RECOMMENDATION OF THE BOARD OF  DIRECTORS

         The Manager and the Investment Adviser have advised the Board of Directors that adopting a policy of concentration, as described above, is in their view sound and would be desirable, and, in particular, would provide the Fund with the ability to concentrate in those industries that currently represent the Benchmark index.

         Accordingly, the Board of Directors has approved, subject to approval by stockholders, the Fund's investment policies to concentrate in particular industries, as described above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4.

         REQUIRED VOTE. Approval of a majority of the Fund's outstanding voting securities, which is the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. For purposes of Proposal 4, abstentions and broker non-votes will have the same effect as votes against the proposal.

        PROPOSAL 5: TO CHANGE THE FUND'S INVESTMENT POLICIES TO ELIMINATE
                    THE INDIVIDUAL ISSUER INVESTMENT LIMIT

SUMMARY OF PROPOSAL

         The Board has approved, subject to stockholder approval, eliminating the Fund's fundamental policy of limiting investment in any single issuer to 15% of the Fund's total assets. The current per-issuer limitations set by the Internal Revenue Service (the "IRS") would remain. Under the IRS limitation, the Fund may not invest more than 25% of the market value of its total assets in any single issuer and must observe other IRS limits that as a practical matter would permit the Fund to make a maximum investment, at any one time, of 25% of its total assets in only two individual issuers, with a 5% limit on the remaining issuers.

         This proposal is not conditioned on stockholder approval of the Fund's expanded ability to invest in Russia (Proposal 3) or changes in the Fund's concentration policy (Proposal 4).

CURRENT INVESTMENT POLICY

         The Fund currently is not permitted to invest more than 15% of its total assets in securities of a single issuer. Because some issuers represent a significant percentage of the Russian market, the Fund would like the flexibility to invest above this limit. The limitations imposed by the IRS will remain in effect, thereby limiting the Fund's investments in the securities of any particular issuer to less than 25% of the market value of its total assets at the end of each fiscal quarter. The Fund intends generally also to observe these IRS limits during each fiscal quarter.

PROPOSED INVESTMENT POLICIES

         Eliminating the Issuer Limit. As noted above, if stockholders approve this proposal, the Fund's fundamental policy limiting investment in securities of a single issuer to 15% of the Fund's total assets will be eliminated. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the IRS, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers. Therefore, while the Fund's fundamental policy limiting investment in securities of a single issuer to 15% of the Fund's total assets would be eliminated, the Fund would not be able to invest more than 25% of the market value of the Fund's total assets (as of the end of each fiscal quarter), in a single issuer in accordance with IRS requirements. Furthermore, under the IRS requirements, at least 50% of the market value of the Fund's total assets must be represented by cash, U.S. Government securities, and other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets. Therefore, even though the Fund can invest up to 25% of its assets in the securities of a single issuer, as a practical matter it can only invest a maximum of 25% of its total assets in two separate issuers at any one time, with a 5% limit on the remaining issuers.

         Currently, no issuers represent more than 15% of the Benchmark Index. At April 29, 2003 the largest single stock represented 8.86% of the Benchmark Index. However, in order to create flexibility to overweight stocks in the index and anticipate possible changes in the Benchmark Index, the Manager and Investment Adviser have recommended the Fund have the ability to exceed the 15% level.

RECOMMENDATION  OF THE BOARD OF  DIRECTORS

         The Manager and the Investment Adviser have advised the Board of Directors that eliminating the per issuer investment limit of 15% is in their view sound and would be desirable, and, in particular, would allow the Fund greater investment flexibility by allowing the Fund to invest more than 15%, but less than 25%, of its total assets in a particular issuer.

         Accordingly, the Board of Directors has approved, subject to approval by stockholders, the changes in the Fund's fundamental issuer investment policy, as described above.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 5.

         REQUIRED VOTE. Approval of a majority of the Fund's outstanding voting securities, which is the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. For purposes of Proposal 5, abstentions and broker non-votes will have the same effect as votes against the proposal.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of May 9, 2003 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:


                                                                   PERCENT OF
       NAME AND ADDRESS                AMOUNT AND NATURE          OUTSTANDING
     OF BENEFICIAL OWNER            OF BENEFICIAL OWNERSHIP       COMMON STOCK

MeAG Munich Ergo Kapitalanlage-             507,076                   6.42%
gesellschaft mbH(1)  (Munich,
Germany)

--------------------------------------------------------------------------------
(1) This information is based exclusively on information provided by such person on Schedules 13G filed with respect to the Fund on February 14, 2003. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 9, 2003.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

         The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 60 Wall Street, New York, New York 10005.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         During the fiscal year ended October 31, 2002, the Fund filed on a timely basis Forms 4 (Statement of Changes of Beneficial Ownership of Securities) for all Directors and Officers.

                                  OTHER MATTERS

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the meeting.

                              STOCKHOLDER PROPOSALS

         In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2004 Annual Meeting, the proposals must be received at The Central European Equity Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, Attention:
Secretary, on or before January 14, 2004.

         In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2004 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 14, 2004 and February 13, 2004. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

         The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2002 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Central European Equity Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.ceefund.com.



                                       Robert R. Gambee
                                       Chief Operating Officer
                                       and Secretary

Dated: May 13, 2003

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                    EXHIBIT A

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                                 (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

     1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

     2. in its oversight of the Company's financial statements and the independent audit thereof;

     3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

     The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

     The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.   with respect to the outside auditor,

          (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

          (ii) to review the fees charged by the outside auditors for audit and non-audit services;

          (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

          (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

          (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

     2. with respect to financial reporting principles and policies and related controls and procedures,

          (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

          (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                 o deficiencies noted in the audit in the design or operation of related controls;

                 o  consideration of fraud in a financial statement audit;

                 o  detection of illegal acts;

                 o  the  outside   auditor's   responsibility   under  generally
                    accepted auditing standards;

                 o  significant accounting policies;

                 o  management judgments and accounting estimates;

                 o  adjustments arising from the audit;

                 o  the   responsibility   of  the  outside  auditor  for  other
                    information  in  documents   containing   audited  financial
                    statements;

                 o  disagreements with management;

                 o  consultation by management with other accountants;

                 o major issues discussed with management prior to retention of the outside auditor;

                 o difficulties encountered with management in performing the audit; and

                 o the outside auditor's judgments about the quality of the entity's accounting principles;

          (iii)  to meet with management and/or the outside auditors:

                 o  to discuss the scope of the annual audit;

                 o  to discuss the audited financial statements;

                 o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                 o to review the form of opinion the outside auditors propose to render to the Board of Directors and stockholders;

                 o to discuss allocations of expenses between the Company and other entities;

                 o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                 o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                 o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                 o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                 o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

          (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

     3.   with respect to reporting, recommendations and other matters,

          (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

          (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

          (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

          (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                    EXHIBIT B

                           REVISED INVESTMENT POLICIES

         If Proposals 3, 4 and 5 are approved by stockholders, the Fund's investment objective and policies and investment restrictions would read as follows:

INVESTMENT OBJECTIVE AND POLICIES

         Investment Objective. The investment objective of The Central Europe and Russia Fund, Inc. (the "Fund") is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. The Fund invests primarily in stocks that are included in the Benchmark Index (as defined below). The term "Central Europe" includes, for this purpose, the Republic of Albania, the Republic of Austria, the Republic of Bosnia and Herzegovina, the Republic of Belarus, the Republic of Bulgaria, the Republic of Croatia, the Czech Republic, the Republic of Estonia, the Federal Republic of Germany, the Republic of Hungary, the Republic of Latvia, the Grand Duchy of Liechtenstein, the Republic of Lithuania, the Former Yugoslav Republic of Macedonia, the Republic of Moldova, the Republic of Poland, Romania, the Slovak Republic, the Republic of Slovenia, the Swiss Confederation ("Switzerland"), Ukraine and the Federal Republic of Yugoslavia.

         Under normal circumstances, at least 80% of the Fund's net assets will be invested in the securities of issuers domiciled in Central Europe or Russia (plus 80% of any assets funded with leverage), although the Fund does not borrow money, except in an emergency or under exceptional circumstances as described below in investment policy (3) under "Investment Restrictions." The Fund may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. An issuer is deemed to be "domiciled" in a country or region if (a) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (b) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or service performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by Deutsche Bank Securities, Inc., the Fund's Manager ("DSBI" or the "Manager") or (c) its equity securities are traded principally in that country or region.

         The term "Europe" includes the countries of Central Europe, as well as the Kingdom of Belgium, the Kingdom of Denmark, the Republic of Finland, the Republic of France, the Hellenic Republic ("Greece"), the Republic of Iceland, the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Kingdom of Norway, the Republic of Portugal, the Kingdom of Spain, the Kingdom of Sweden, the Republic of Turkey and the United Kingdom of Great Britain and Northern Ireland. Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe, Europe or Russia shall also be deemed to be included within the term "Central Europe", "Europe" or "Russia", respectively.

         The Fund's investment objective and the foregoing investment policies are fundamental, and may only be changed by the approval of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (1) 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Fund will not trade in securities for short-term gain. Current interest and dividend income are not an objective of the Fund. No assurance can be given that the Fund will be able to achieve its objective.

         Portfolio Structure. The Fund will seek to achieve its investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the equity securities receivable upon exercise or settlement thereof. For a discussion of the types of futures and options that the Fund may or may not invest in, see the discussion under "--Futures and Options."

         The Fund will not invest 25% or more of its total assets in the securities of issuers in any one industry except as described in this paragraph. The Fund may invest up to 35% of its total assets in the securities of issuers in any one industry if, at the time of investment, that industry represents 20% or more of the underlying Benchmark Index. In addition, if any industry surpasses 35% of the underlying Benchmark Index, the Fund may invest up to the greater of 35% of its total assets or 5% above the weight of the industry of the underlying Benchmark Index at the time the Fund makes its investment, with an absolute maximum investment in any particular industry of 50% of the Fund's total assets. Until such time as the staff of the Securities and Exchange Commission (the "SEC") informs the Fund that the policy permitting concentration in an industry above 35% of the Fund's total assets under the conditions described above is permissible, or that the SEC staff does not object to the policy, the Fund will limit its investments in the securities of any one industry to 35% of total assets.

         For purposes of the previous paragraph, the Benchmark Index is a blended index comprised of a Central European index and a Russian index. These components of the Benchmark Index include various sub-indices, such as national commercial banks, petroleum refining, crude petroleum and natural gas and telephone communications (except radiotelephone), all of which are constructed to be representative of particular industries. The relative weightings of the Central European and Russia indices in the Benchmark Index will be determined by the Board. Initially, the Board has determined the Benchmark Index will be 65% of the Central European index and 35% of the Russian index. These relative weightings are not fundamental and may be changed by the Board without a stockholder vote, but may be changed not more than once per year. Until such time as the SEC staff informs the Fund that it will permit, or does not object to, the policy permitting the Board to change the relative weightings of the Central Europe and Russia components of the Benchmark Index and to change the indices used for Central Europe and Russia, no such changes will be made. However, the Benchmark Index is used only to determine industry investment limits and the universe of stocks in which the Fund may invest; not geographic limits. The Fund's actual investments in Central Europe and Russia may be in any proportion, which may be higher or lower than the 65-35 blend or other blend used in the Benchmark Index.

         The Central European and Russian indices comprising the Benchmark Index will be widely recognized indices established by an independent third party and will be determined from time to time by the Board of Directors. Initially, the Board has selected the CECE index as the Central European index and the RTX index as the Russian index. That selection will not be changed until the resolution of the SEC considerations described above. The CECE index is a capitalization weighted index of 28 stocks consisting of all shares included within the Austrian Futures and Options Exchange (Osterreichische Termin-und Optionenborse or "OTOB") index family, and is calculated in U.S. Dollars. The indices included within the OTOB index family include the Hungarian Traded index, the Polish Traded index and the Czech Traded index. At April 29, 2003, two stocks had CECE index weightings exceeding 10% (12.3% and 10.8%) and eight stocks had weightings of 5-10%. The RTX index is a capitalization weighted index consisting of eight stocks considered by the index sponsor to be Russian blue chip stocks, and is calculated by the OTOB. The index is calculated in U.S. Dollars. Two industries, the petroleum refining industry and the crude petroleum and natural gas industry, dominate the RTX index, with five of the index's eight stocks (having index weightings of 25.3%, 24.6%, 24.6%, 9.9% and 8.1%) being in one of these industries and with the two industries totaling 92.5% of the index, at April 29, 2003. A recently announced merger of the company representing the largest component would increase its relative weightings further. Both the CECE index and the RTX index are managed by the Vienna Stock Exchange (Wiener Borse
AG).

         In selecting industries and companies for investment by the Fund, Deutsche Asset Management International GmbH ("DeAM" or the "Investment Adviser") and the Manager generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.

         The Fund has no current intention of focusing its investments in any particular countries other than Poland, Hungary, the Czech Republic and Russia, where its investment is and may in the future be significant (at April 29, 2003, Poland - 37.9%, Hungary - 27.5%, the Czech Republic - 12.1%, Russia - 16.1%); however, except as described below, there are no prescribed limits on geographic asset distribution within Central Europe and Russia and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three countries. The Board of Directors has also adopted a non-fundamental policy, which may be changed without stockholder approval, that for the time being, permits investment up to the following percentages of the value of its total assets in equity and equity-linked securities of issuers domiciled in the following countries. The Board reserves the right to change this policy.

          Country                    Percentage of Total Asset Limit
          -------                    -------------------------------
          Poland                     65%
          Hungary                    50%
          Russia                     35%
          Czech Republic             30%
          Other                      15%


         The Fund may not purchase more than 10% of the voting securities of any single issuer.

         Although it intends to focus its investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, the Fund may also invest in securities that are not readily marketable. The Fund may also invest in other investment companies, subject to applicable limitations under the 1940 Act. These limitations include a prohibition on the Fund's acquiring more than 3% of the voting securities of any other investment company or more than 10% of its total assets in securities of all investment companies. Any investment companies in which the Fund may invest will have a policy of investing all or substantially all of their assets in one or more European countries or Russia. Such investments may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest assets of the Fund in other investment companies, the Manager and Investment Adviser will take into consideration, among other factors, the advisory fee and other expenses payable by such other investment companies.

         Warrants. The Fund may also invest in warrants if consistent with the Fund's investment objective. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.

         Participation Certificates. Certain German, Swiss and Austrian companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Fund may invest in Participation Certificates of issuers in any European country or Russia.

         Futures and Options. For hedging purposes, the Fund may also purchase put and call options on stock of European or Russian issuers and, to the extent permitted by applicable U.S. law, invest in the index and bond futures and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent thereof in certain circumstances, called for in the contract at a specific price at a future date. The Fund will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in its portfolio or all or a portion of its portfolio. The Fund will not invest in options or futures if, immediately thereafter, more than the amount of its total assets would be hedged. For hedging purposes, the Fund may also purchase put and call options on bonds and other securities, as well as securities indices, if and when such investments become available. The Fund may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with its investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.

         The Fund may also write (e.g., sell) covered call options on its portfolio securities and appropriate securities indices for purposes of generating income. The Fund may write (e.g., sell) covered call options on portfolio securities and appropriate securities indices up to the amount of its entire portfolio. A call option gives the holder the right to purchase the underlying securities from the Fund at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (e.g., seller) of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option. In the case of covered call options on securities indices, references to securities in clauses (i), (ii) or (iii) will include such securities as the Investment Adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of clauses (ii) and (iii), securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of its authority to write covered call options, the Fund may pledge its assets in connection therewith.

         In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by the Fund increases and the Fund has not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

         Fixed Income Securities. The Fund may also invest up to 20% of its total assets in fixed income securities of European or Russian issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European or Russian currency or composite currency, which have been determined by the Fund's Investment Adviser and Manager to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, the Investment Adviser and Manager will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, the Fund also may invest in money market instruments denominated in U.S. dollars or in a European or the Russian currency or composite currency, including bank time deposits and certificates of deposit.

         Loaned Securities. The Fund may also lend its portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by the Fund's Board of Directors. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, which currently requires that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the loaned securities rises (e.g., the value of the loan is "marked to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include a portion of the interest from the Fund's investing any cash collateral in interest bearing short-term investments). Any such collateral may be invested by the Fund in repurchase agreements collateralized by securities issued or guaranteed by the United States Government. Any distributions on the loaned securities and any increase in their market value accrue to the Fund. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by the Fund's Investment Adviser and Manager, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for the account of the Fund.

         Currency Transactions. The Fund may attempt to hedge its foreign currency exposure by entering into forward currency contracts. The Fund does not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as the Investment Adviser and Manager believe that one or more currencies in which the Fund's securities are denominated might suffer a substantial decline against the U.S. dollar, the Fund may, in order to hedge the value of the Fund's portfolio, enter into forward contracts, e.g., to sell fixed amounts of such currencies for fixed amounts of U.S. dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

         The Fund's dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund may engage in "conventional hedging", which involves entering into forward currency contracts to sell fixed amounts of a foreign currency (e.g., Polish zlotys) for fixed amounts of U.S. dollars in order to hedge the U.S. dollar value of its portfolio. The Fund may also engage in "cross-hedging", which involves entering into forward currency contracts to sell fixed amounts of such foreign currency (e.g., Polish zlotys) for fixed amounts of another foreign currency to which the Fund may seek exposure (e.g., Deutsche marks or Austrian schillings).

         The Fund may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or generally quoted in or currently convertible into such currency. If the Fund enters into a hedging transaction, the Fund's custodian or subcustodian will place cash or U.S. Government or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENT RESTRICTIONS

         In addition to its investment objective and the other investment policies so indicated under "Investment Objective and Policies - Investment Objective," the Fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a Majority Vote of the Fund's stockholders. For purposes of the foregoing restrictions and the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from the Fund's portfolio.

         The Fund may not:

         (1) purchase more than 10% of the voting securities of any single issuer;

         (2) invest 25% or more of its total assets in the securities of issuers in any one industry unless an industry surpasses 20% of the underlying Benchmark Index, in which case the Fund may invest up to the greater of 35% of its total assets or 5% above the weight of the industry in the underlying Benchmark Index at the time the Fund makes its investment, with an absolute maximum investment in any particular industry of 50% of the Fund's total assets. For this purpose, the Benchmark Index is a blended index comprised of a Central European index and a Russian index, each such index as selected by the Board of Directors and blended in proportions determined by the Board. The Board will not change the proportions more than once in any 12-month period;

         (3) issue senior securities, borrow money or pledge its assets, except that the Fund may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with writing covered call options;

         (4) make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies;

         (5) buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Portfolio Structure" and "Currency Transactions" under "Investment Objective and Policies");

         (6) make short sales of securities or maintain a short position in any security;

         (7) buy, sell or write put or call options (other than as described under "Portfolio Structure--Investment Objective and Policies--Futures and Options");

         (8) purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

         (9) act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio; or

         (10) purchase securities, the sale of which by the Fund could not be effected without prior registration under the Securities Act of 1933, as amended, except that this restriction shall not preclude the Fund from acquiring non-U.S. securities.

         For purposes of the concentration policy in (2) above, the Board has initially determined that the Benchmark Index will be a blend of 65% of the Central European index and 35% of the Russian index, and has initially selected the CECE as the Central European index and the RTX as the Russian index. The Board may change the index selections without stockholder approval. The Board may also change the 65-35 proportion each year without stockholder approval.

         Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of its total assets must be represented by cash, U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

         The back cover displays a map of Europe on which the several countries are characterized by lines representing their national borders. The countries of Central Europe (as defined in the Fund's Revised Investment Policies) and Russia where the Fund holds investments as of May 9, 2003 are highlighted by the following popular names: Austria, Croatia, Czech, Hungary, Poland, Russia. The Central European countries and Russia are shaded orange, the other European countries are shaded green.

                                      PROXY

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned stockholder of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:30 P.M., New York time, on June 24, 2003 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5 AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1.   FOR each of the           WITHHOLD AUTHORITY       FOR all nominees except
     nominees for               as to all listed        as marked to the
     director listed                nominees            contrary below.
     below.

 (INSTRUCTIONS: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                               Fred H. Langhammer
                              Christian H. Strenger
                                Eggert Voscherau
                                 Werner Walbrol

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2003.

     FOR                      AGAINST                      ABSTAIN

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3

3. To amend the Fund's investment policies to permit increased flexibility in the geographic distribution of the Fund's investments by increasing the Fund's ability to invest in Russian securities.

     FOR                      AGAINST                      ABSTAIN

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4

4. To amend the Fund's investment policies to permit the Fund to concentrate its investments in particular industries under specified circumstances.

     FOR                      AGAINST                      ABSTAIN

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 5

5. To amend the Fund's investment policies to eliminate the per-issuer investment limit.

     FOR                      AGAINST                      ABSTAIN

6. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).



                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                Signature, if held jointly

                                            ------------------------------------
                                                    Dated: ______, 2003